UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

BANC OF CALIFORNIA, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares each representing a 1/40th Interest in a share of 7.375% Non-Cumulative Perpetual Preferred Stock, Series D	BANC PRD	New York Stock Exchange
Depositary Shares each representing a 1/40th Interest in a share of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E	BANC PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 30, 2020, Banc of California, Inc. (the “Company”) completed the issuance and sale of $85,000,000 aggregate principal amount of its 4.375% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”), at a public offering price equal to 100% of the aggregate principal amount of the Notes (the “Offering”). The Notes were offered pursuant to a prospectus supplement, dated October 27, 2020, to the prospectus dated January 21, 2020 that forms part of the Company’s Registration Statement on Form S-3ASR (File No. 333-236001) filed by the Company with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Notes were issued pursuant to an Indenture, dated as of October 30, 2020 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture relating to the Notes, dated as of October 30, 2020, between the Company and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). The Indenture governs the terms of the Notes. The Notes will mature on October 30, 2030. From and including the issue date to, but excluding, October 30, 2025 or the date of earlier redemption, the Notes will bear interest at an initial fixed rate of 4.375% per annum, payable semi-annually in arrears. From and including October 30, 2025 to, but excluding, the maturity date or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term Secured Overnight Financing Rate (SOFR) (as defined in the Indenture), plus a spread of 419.5 basis points, payable quarterly in arrears; provided, however, in the event that the then-current benchmark rate is less than zero, then the benchmark rate will be deemed to be zero.

The Notes are unsecured subordinated obligations of the Company. There is no sinking fund for the Notes. The Notes are subordinated in right of payment to the payment of the Company’s existing and future Senior Debt (as defined in the Base Indenture) and structurally subordinated to all of the Company’s subsidiaries’ existing and future indebtedness and other obligations. The Notes are obligations of the Company only and are not obligations of, and are not guaranteed by, any of the Company’s subsidiaries. The Company may, at its option, redeem the Notes in whole or in part on October 30, 2025 and on any interest payment date thereafter. The Company may also, at its option, redeem the Notes at any time, including prior to October 30, 2025, in whole but not in part, upon the occurrence of a Tax Event or a Tier 2 Capital Event (each as defined in the Supplemental Indenture) or if the Company is required to register as an investment company under the Investment Company Act of 1940, as amended. Any early redemption of the Notes will be subject to obtaining the prior approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) to the extent then required under the rules of the Federal Reserve Board, and will be at a redemption price equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to, but excluding, the redemption date.

The foregoing descriptions are qualified in their entirety by reference to the Base Indenture, the Supplemental Indenture and the Notes, the form of which is attached as Exhibit A to the Supplemental Indenture. Copies of the Base Indenture and the Supplemental Indenture, including the form of Note attached as Exhibit A to the Supplemental Indenture, are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 above and the full text of the Base Indenture and the Supplemental Indenture, which are attached hereto as Exhibits 4.1 and 4.2, respectively, are incorporated by reference into this Item 2.03.

ITEM 8.01	OTHER EVENTS

In connection with the Offering, the Company entered into an underwriting agreement, dated as of October 27, 2020 (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as representative of the underwriters named in the Underwriting Agreement. The Company estimates that the net proceeds from the Offering, after deducting underwriting discounts and estimated expenses, will be approximately $82,696,000. The Company intends to use the net proceeds from the Offering for general corporate purposes, including, but not limited to, the possible redemption of depositary shares, each representing a 1/40th interest in one share of the Company’s 7.375% Non-Cumulative Perpetual Preferred Stock, Series D, the possible redemption of depositary shares, each representing a 1/40th interest in one share of the Company’s 7.00% Non-Cumulative Perpetual Preferred Stock, Series E, the possible repurchase of shares of the Company’s common stock, par value $0.01 per share, the maintenance of required regulatory capital and to support the Company’s future growth.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, customary conditions to closing, obligations of the parties and termination provisions. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

1.1	Underwriting Agreement, dated as of October 27, 2020, by and between the Company and Keefe, Bruyette & Woods, Inc., as representative of the underwriters named therein

4.1	Indenture, dated as of October 30, 2020, by and between the Company and U.S. Bank National Association, as trustee

4.2	Supplemental Indenture, dated as of October 30, 2020, by and between the Company and U.S. Bank National Association, as trustee, with respect to the 4.375% Fixed-to-Floating Rate Subordinated Notes due 2030

4.3	Form of 4.375% Fixed-to-Floating Rate Subordinated Notes due 2030 (included in Exhibit 4.2)

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP

5.2	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1)

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

October 30, 2020	/s/ Lynn M. Hopkins
Lynn M. Hopkins
Executive Vice President and Chief Financial Officer